Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Consolidated data (in millions, except per share)
Diluted net earnings per share	$0.89	$1.01	$0.29	$0.30	$0.54	$0.64	$0.54	$0.97
Diluted weighted average # of shares outstanding(a)	427.2	427.2	427.1	415.5	379.6	376.2	375.9	372.0
Total Net Sales	$2,312	$2,619	$1,909	$2,182	$1,986	$2,440	$2,251	$2,379
Gross Margin	$642	$665	$387	$322	$412	$521	$415	$579
As % of Sales	28%	25%	20%	15%	21%	21%	18%	24%
SG&A	92	116	94	91	120	88	84	91
Foreign Currency (Loss)/Gain	17	22	(30)	25	43	(39)	27	47
Effective Tax Rate(b)	26%	23%	(6)%	51%	(1)%	25%	27%	7%
Net Income	$380	$430	$124	$129	$218	$248	$202	$361
As % of Sales	16%	16%	7%	6%	11%	10%	9%	15%
Total Debt	$1,081	$1,033	$1,027	$3,032	$3,051	$3,026	$3,816	$3,833
Cash & cash equivalents	3,511	3,916	3,339	5,293	2,491	2,367	2,971	2,375
Net debt	$(2,430)	$(2,883)	$(2,312)	$(2,261)	$560	$659	$845	$1,458
Cash flow from operations	$579	$982	$(45)	$503	$627	$796	$489	$382
Cash flow from investments	(378)	(381)	(466)	(370)	(1,634)	(360)	(158)	(586)
Cash flow from financing	(85)	(152)	(89)	1,842	(1,770)	(575)	323	(319)
Effect of exchange rate changes on cash	(10)	(45)	23	(20)	(25)	15	(50)	(73)
Net cash flow	$106	$404	$(577)	$1,955	$(2,802)	$(124)	$604	$(596)
Cash dividends paid	$(106)	$(107)	$(107)	$(107)	$(100)	$(95)	$(94)	$(94)
Operating Earnings
Potash	$306	$346	$92	$88	$166	$213	$46	$206
Phosphates	185	191	58	96	138	206	239	184
Corporate(c)	—	(11)	(6)	(5)	(37)	(16)	(8)	(25)
Consolidated Operating Earnings	$491	$526	$144	$179	$267	$403	$277	$365
Segment data (in millions, except per tonne)
Phosphates
Sales volumes (‘000 tonnes)(d)	2,672	2,921	2,739	3,381	2,693	3,376	3,252	3,253
Realized average DAP price/tonne(e)	$491	$477	$436	$381	$414	$465	$461	$448
Revenue	$1,501	$1,646	$1,419	$1,556	$1,254	$1,672	$1,658	$1,611
Segment Gross Margin	$253	$279	$193	$188	$207	$284	$294	$286
As % of Sales	17%	17%	14%	12%	17%	17%	18%	18%
Potash
Sales volumes (‘000 tonnes)(f)	2,007	2,448	1,380	1,862	2,355	2,500	1,808	2,309
Realized average MOP price/tonne(e)	$376	$366	$342	$303	$267	$267	$291	$295
Revenue	$825	$974	$523	$652	$733	$762	$593	$763
Segment Gross Margin	$397	$389	$184	$134	$212	$250	$131	$304
As % of Sales	48%	40%	35%	21%	29%	33%	22%	40%

The Mosaic Company—Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$440	$480	$279	$470	$515	$447	$396	$494
International	385	494	244	182	218	315	197	269
Net Sales	$825	$974	$523	$652	$733	$762	$593	$763
Cost of Goods Sold	428	585	339	518	521	512	462	459
Gross Margin	$397	$389	$184	$134	$212	$250	$131	$304
As % of Sales	48%	40%	35%	21%	29%	33%	22%	40%
Resources Taxes	$32	$67	$31	$57	$30	$45	$46	$48
Royalties	15	14	11	9	6	7	6	8
Total Resources Taxes & Royalties	$47	$81	$42	$66	$36	$52	$52	$56
Gross Margin (excluding Resources Taxes & Royalties)(g)	$444	$470	$226	$200	$248	$302	$183	$360
As % of Sales	54%	48%	43%	31%	34%	40%	31%	47%
Segment Operating Earnings	$306	$346	$92	$88	$166	$213	$46	$206
As % of Sales	37%	36%	18%	14%	23%	28%	8%	27%
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$32	$67	$31	$57	$30	$45	$46	$48
Royalties	15	14	11	9	6	7	6	8
Brine Inflow Expenses	53	51	48	50	44	46	44	47
Mark to Market (Gain)/Loss	7	16	(23)	1	4	(24)	23	23
Depreciation, Depletion and Amortization	79	89	86	84	87	92	89	87
Total	$186	$237	$153	$201	$171	$166	$208	$213
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	705	804	417	933	1,111	873	691	964
Crop Nutrients International(f)	1,134	1,468	781	744	1,065	1,427	919	1,228
Non-Agricultural	168	176	182	185	179	200	198	117
Total(f)	2,007	2,448	1,380	1,862	2,355	2,500	1,808	2,309
Production Volumes (‘000 tonnes)
Production Volume	2,197	2,161	1,957	1,741	1,871	2,044	1,666	2,584
Operating Rate(h)	83%	81%	73%	65%	70%	76%	62%	91%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(e)(i)	$426	$415	$364	$332	$300	$308	$344	$355
MOP - International(e)	$327	$326	$294	$225	$209	$225	$232	$239
MOP - Average(e)	$376	$366	$342	$303	$267	$267	$291	$295
Potash CAPEX ($ in millions)	$235	$216	$199	$197	$144	$94	$92	$141

The Mosaic Company—Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$549	$589	$417	$721	$559	$725	$636	$714
International	952	1,057	1,002	835	695	947	1,022	897
Net Sales	$1,501	$1,646	$1,419	$1,556	$1,254	$1,672	$1,658	$1,611
Cost of Goods Sold	1,248	1,367	1,226	1,368	1,047	1,388	1,364	1,325
Gross Margin	$253	$279	$193	$188	$207	$284	$294	$286
As % of Sales	17%	17%	14%	12%	17%	17%	18%	18%
PhosChem sales of other member	$14	$46	$15	$23	$—	$—	$—	$—
Mosaic Sales (excluding PhosChem)(j)	$1,487	$1,600	$1,404	$1,533	$—	$—	$—	$—
Mosaic COGS (excluding PhosChem)(j)	1,234	1,321	1,211	1,345	—	—	—	—
Gross Margin (excluding PhosChem)(j)	$253	$279	$193	$188	$207	$284	$294	$286
As % of Sales (excluding PhosChem)(j)	17%	17%	14%	12%	17%	17%	18%	18%
Segment Operating Earnings	$185	$191	$58	$96	$138	$206	$239	$184
As % of Sales	12%	12%	4%	6%	11%	12%	14%	11%
Depreciation, Depletion and Amortization	$72	$74	$76	$76	$81	$95	$94	$99
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients(d)
North America(k)	638	682	515	1,116	747	948	805	837
International(k)	872	796	677	590	667	806	812	828
MicroEssentials®	350	320	233	456	394	337	302	512
Crop Nutrient Blends(l)	493	652	837	707	556	792	838	671
Feed Phosphates	134	131	152	156	147	169	144	160
Other(m)	185	340	325	356	182	324	351	245
Total(d)	2,672	2,921	2,739	3,381	2,693	3,376	3,252	3,253
Production Volumes (‘000 tonnes)
Total tonnes produced(n)	2,038	2,049	2,123	1,960	1,971	2,458	2,480	2,364
Operating rate	84%	84%	88%	81%	79%	84%	85%	81%
Realized prices ($/tonne)
DAP (FOB plant)(e)	$491	$477	$436	$381	$414	$465	$461	$448
Blends (FOB destination)(l)	$559	$560	$508	$460	$451	$456	$470	$428
Realized costs ($/tonne)
Ammonia (tonne)(o)	$550	$517	$486	$422	$374	$473	$508	$544
Sulfur (long ton)(p)	$178	$169	$167	$123	$96	$128	$148	$154
Average Market prices ($/tonne)
Ammonia (tonne)(q)	$644	$578	$489	$467	$455	$557	$547	$625
Sulfur (long ton)(r)	$153	$153	$111	$77	$104	$131	$135	$131
Natural Gas(s)	$3.5	$4.0	$3.6	$3.9	$4.7	$4.6	$4.0	$3.9
Phosphates CAPEX (in millions)	$100	$140	$120	$129	$124	$115	$93	$107

Footnotes

(a)	Since Q4 2013 the diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligation.

(b)
Includes a discrete income tax benefit of approximately $45 million in Q3 2013, $63 million in Q1 2014, $14 million in Q2 2014, $29 million in Q3 2014, $100 million in Q4 2014 and a discrete income tax expense of approximately $104 million in Q4 2013.

(c)	Includes elimination of intersegment sales.

(d)	Excludes tonnes sold by PhosChem for its other member.

(e)	FOB Plant, sales to unrelated parties.

(f)	Potash volumes include intersegment sales.

(g)
Gross margin excluding Canadian resource taxes and royalties (“CRT”) provides a measure that the Company believes enhances the reader’s ability to compare the Company’s gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that Mosaic’s presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing Mosaic’s financial performance against competitors.

(h)	The Q4 2014 operating rate includes an additional 0.6 million metric tonnes of annual capacity from our Colonsay expansion.

(i)	This price excludes industrial and feed sales.

(j)
Excludes PhosChem quarterly sales for its other member, included in our financials. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem. Effective December 31, 2013, we and PhosChem's other member each assumed responsibility for PhosChem's former activities as they related to our respective products. We subsequently dissolved PhosChem.

(k)	Excludes Crop Nutrient Blends and MicroEssentials®.

(l)	The average product mix in our Blends (by volumes) contains, on average, approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors.

(m)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.

(n)	Includes crop nutrient dry concentrates and animal feed ingredients.

(o)	Amounts are representative of our average ammonia costs in cost of goods sold.

(p)	Amounts are representative of our average sulfur cost in cost of goods sold.

(q)	Three point quarterly average (Fertecon).

(r)	Three point quarterly average (Green Markets).

(s)	Three point quarterly average (NYMEX).